UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2009

VERENIUM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-29173	22-3297375
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 Cambridge Parkway, Cambridge, MA	02142
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 674-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On September  8, 2009, Verenium Corporation, a Delaware corporation (“Verenium” or the “Company”), issued a press release announcing that a one-for-twelve reverse stock split of its common stock will take effect on Wednesday, September 9, 2009 at 5:00 p.m. (Eastern Time).  Verenium shares will continue to trade on the NASDAQ Global Market under the symbol VRNM.  A new CUSIP number will be assigned to Verenium’s common stock when the split becomes effective.  A copy of the Company’s press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release of Verenium Corporation dated September 8, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERENIUM CORPORATION

Dated: September 8, 2009	By:	/s/ Gerald M. Haines II
	Name:	Gerald M. Haines II
	Title:	Executive Vice President

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Verenium Corporation dated September 8, 2009.